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                                                                    EXHIBIT 10.5

                                    WARRANT

NEITHER THE WARRANT REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NONE OF SUCH SECURITIES MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

DATE: February 25, 1999
NO.: W-RBC1

                              WARRANT TO PURCHASE
                               400,000 SHARES OF
                                  COMMON STOCK
                                       OF
                    SECURITY FIRST TECHNOLOGIES CORPORATION

     Securities First Technologies Corporation, a Delaware corporation (the "Company"), hereby issues to Royal Bank of Canada (the "Holder") this warrant to purchase from the Company 400,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at varying prices per share as set forth in the table presented in section 1.1 (b) below. References in this warrant to the "Exercise Price" shall mean the exercise price per share of Common Stock payable with respect to a particular Installment (as such term is defined below).

     1.   Exercise.

          1.1 Contingent Vesting of Right to Exercise. (a) General. The rights represented by this warrant are contingent upon the number of Warrant Customers (as such term is defined in Section 3.2.B of the RBC/SONE Agreement, dated February 25, 1999) of the Holder on each of four specified dates (each, a "Calculation Date"), which dates shall be (i) the first business day in Atlanta, Georgia following the "Completion Date" (as such term is defined in Section 2.1.F of the RBC/SONE Agreement, dated February 25, 1999), and (ii) each of the respective first business days in Atlanta, Georgia following the three successive anniversary dates of the Completion Date. Unless accelerated pursuant to the provisions of section 1.1(c) below, vesting of the rights represented by this warrant will occur, if at all, in four equal installments (each, an "Installment") on the day immediately following a given Calculation Date if and only if the number of Warrant Customers meets or exceeds the threshold numbers, which shall be calculated as of each Calculation Date (each, a "Customer Minimum") specified in the tabular description of each Installment. If vesting of a particular Installment has not occurred as of its Calculation Date, the rights represented by this warrant will be void as to the number of shares of Common Stock underlying such Installment.

               (b) Vesting Table. The table below sets forth for each Installment as of the applicable Calculation Dates the number of shares of Common Stock to which the Installment relates, Customer Minimum and Exercise Prices for each Installment.

                                 Number of        Warrant     Per Share
                 Calculation     Shares in        Customer    Exercise Price
Installment      Date            Installment      Minimum

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1               Initial       100,000        1,000,000        $60.00
2               Second        100,000        2,000,000        $60.00
3               Third         100,000        3,000,000        $60.00
4               Fourth        100,000        4,000,000        $60.00


               (c) Acceleration of Vesting. Upon a "Change of Control" (defined below) of the Company, this warrant shall become fully vested without regard to whether the incentives of a particular Installment have been met. For purposes of this warrant, a "Change of Control" shall mean:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80% or more of either the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company,
(2) any acquisition by the Company, or (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any other corporation controlled by the Company; or

               (ii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, or (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company, such corporation resulting from such Business Combination or a corporation controlled by any of them) beneficially owns, directly or indirectly, 80% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

               (iii) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company without the establishment of a successor corporation.

          1.2 Mechanics of Exercise. Beginning at such time as an Installment vests, the Holder may exercise this warrant in whole or from time to time in part, to purchase such numbers of shares as to which this warrant has vested, until 5:00 PM (Atlanta, Georgia time) on the 90th day following the date of vesting (the "Exercise Period"), by (a) the surrender of this warrant, along with the purchase form attached as Exhibit A (the "Purchase Form"), properly executed, at the address of the

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Company set forth in section 6.2 (or such other address as the Company may designate by notice in writing to the Holder at its address set forth in section 6.2) and (b) the payment to the Company of the applicable Exercise Price for such Installment by check, payable to the order of the Company, or by wire transfer or other immediately available funds, for the number of shares of Common Stock specified in the Purchase Form, together with any applicable stock transfer taxes. A certificate representing the shares of Common Stock so purchased and, in the event of an exercise of any of the first three Installments or, with respect to the fourth Installment, upon exercise of fewer than all the remaining rights represented by this warrant, a new warrant in the form of this warrant issued in the name of the Holder or its designee(s) and representing a new warrant to purchase a number of shares of Common Stock equal to the number of shares of Common Stock as to which this warrant was theretofore exercisable less the number of shares of Common Stock as to which this warrant shall theretofore have been exercised or shall have become void, shall be delivered to the Holder or such designee(s) as promptly as practicable, but in no event later than three business days, after this warrant shall have been so exercised. Notwithstanding the foregoing or any other provision to the contrary herein, if (i) the Holder is not otherwise permitted or authorized under Section 4 of the Bank Holding Company Act of 1956, as amended, to hold more than 4.999% of the total number of shares of Common Stock then outstanding, and (ii) exercise of an Installment, in whole or in part, would cause the Holder to own more than 4.999% of the total number of shares of Common Stock then outstanding, then the Exercise Period as to such Installment shall be extended to 10 days following notice from the Corporation to the Holder that exercise of such Installment, in whole or in part, would not cause the Holder to hold more than 4.999% of the total number of shares of Common Stock then outstanding.

     2. Antidilution. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares of Common Stock purchasable upon exercise of this warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock or the kind and number of other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this warrant been exercised immediately prior to the happening of such event or any record date with respect thereto, and the exercise price per share shall be adjusted appropriately. An adjustment made pursuant to this section 2 shall become effective immediately after the effective date of each such event retroactive to the record date, if any, for such event, without amendment or modification required to this document.

  3. Limited Transferability. The Holder covenants that it will not, without the prior written consent of the Company, offer, sell or otherwise dispose of, directly or indirectly, this warrant. The Holder further covenants that it will not, without the prior written consent of the Company, offer, sell or otherwise dispose of, directly or indirectly, any shares of the Company's capital stock which the Holder may acquire from time to time upon exercise of this warrant for the first and second Installments, for a two-year period commencing upon the date the right to acquire each such respective share vests, and for the third Installment, for a one-year period commencing upon the date of acquisition of each such respective share vests. Notwithstanding the foregoing, the Holder or any of its permitted transferees hereunder may transfer this warrant or some or all of any such shares of the Company's capital stock to a corporation, partnership or other legal entity controlled by the Holder, if such transferee agrees in writing to hold this warrant or any shares received subject to the provisions of this warrant and to transfer this warrant or such shares back to the Holder if such transferee ceases to be controlled by the Holder. Any offer, sale or other purported transfer of this warrant shall be void ab initio and the purported transferee thereof shall possess no rights in this warrant and this warrant shall be canceled and shall cease to be outstanding.

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     4.   Payment of Taxes. The Company shall cause all shares of Common Stock issued upon the exercise of this warrant to be validly issued, fully paid and nonassessable and not subject to preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to the issuance or delivery of the shares of Common Stock upon exercise of this warrant, unless such tax or charge is imposed by law upon the Holder.

     5. Reservation of Shares. From and after the date of this warrant, the Company shall at all times reserve and keep available for issuance upon the exercise of this warrant a number of its authorized but unissued shares of Common Stock sufficient to permit the exercise in full of this warrant.

     6.   Miscellaneous.

          6.1 Securities Act Restrictions. The Holder acknowledges that this warrant may not be sold, transferred or otherwise disposed of without registration under the Act or an applicable exemption from the registration requirements of the Act and, accordingly, this warrant and all certificates representing the Common Stock issuable upon the exercise of this warrant shall bear a legend in the form set forth on the top of page one of this warrant.

          6.2 Notices. Any notices and other communications under this warrant shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder): if to the Company, to it at:
3390 Peachtree Road, Suite 1700, Atlanta, GA 30326-1108, Fax No. (404) 812-6727,
Attention: Chief Financial Officer, and if to the Holder, to it at: Royal Bank of Canada, 16th Floor, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario M5J 2J2, Fax No. (416) 974-9334, Attention: Vice President, Business Development. All such notices and communications shall be deemed received upon
(a) actual receipt thereof by the addressee, (b) actual delivery thereof to the appropriate address or (c) in the case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

          6.3 Amendment. This warrant may be modified or amended or the provisions of this warrant may be waived only with the written consent of the Company and the Holder.

          6.4 Governing Law. This warrant shall be governed by the law of the State of Delaware, without regard to the provisions thereof relating to conflicts of laws.

     7.   Legend.

          Each certificate representing shares of Common Stock issued as a result of the exercise of any Installment shall bear the following legend (in addition to any legend required by applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED

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     UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY
     OTHER APPLICABLE FEDERAL SECURITIES LAWS COVERING SUCH SECURITIES OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          ADDITIONALLY, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN SECTION 3 OF THE WARRANT OF FIRST TECHNOLOGIES CORPORATION DATED FEBRUARY 25, 1999, AND NO TRANSFER OF SHARES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. A COPY OF THE WARRANT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

The legend endorsed on a stock certificate pursuant to this Section 7, insofar as it relates to registration under the Securities Act of 1933, as amended, shall be removed and the Corporation shall issue a certificate without such legend to the holder of such shares, if such shares are registered under applicable federal securities laws and a prospectus meeting the requirements of the rules and regulations of the Securities and Exchange Commission is available or if such holder provides to the Corporation an opinion of counsel to such holder reasonably satisfactory to the Corporation, to the effect that a public sale, transfer or assignment of such shares may be made without registration and without compliance with any restrictions. The legend endorsed on a stock certificate pursuant to this Section 7, insofar as it relates to additional transfer restrictions specified herein, shall be removed upon the expiration of the applicable provisions.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed by an officer thereunto duly authorized.

                                      SECURITY FIRST TECHNOLOGIES CORPORATION


                                      By:       /s/ James S. Mahan III
                                         ---------------------------------------
                                         Name:   James S. Mahan III
                                         Title:  CEO